UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Item 5.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On June 4, 2018, Director Maureen Clancy informed the Board in writing that she would not stand for re-election and that her term as a Director would cease to be effective as of the date of the Company’s June 5, 2018 Annual Meeting of Stockholders. Director Clancy has advised that the decision not to stand for re-election is not a result of any disagreement on any matter relating to the Company’s operations, policies or practices. The Company thanks Director Clancy for her long service and significant contributions. The Board has taken action to reduce the size of the Board from 12 to 11 members.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of shareholders of New York Community Bancorp, Inc. was held on June 5, 2018, with 443,972,583, or approximately 90.54%, of the outstanding common shares entitled to vote represented in person or by proxy.

(b)	The matters considered and voted on by the Company’s shareholders at the annual meeting, and the vote itself, were as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Shares Voted Against	Votes Withheld

Hanif Dahya	163,891,617	163,676,963	1,335,821
Joseph R. Ficalora	307,504,343	20,281,531	1,118,528
James J. O’Donovan	286,067,320	41,608,740	1,228,342

There were 115,068,180 broker non-votes on this proposal.

2.	The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018 was ratified by the following vote:

Shares Voted For	Shares Votes Against	Abstentions

432,246,063	9,954,575	1,771,943

There were no broker non-votes on this proposal.

3.	The results of the vote to approve, on a non-binding advisory basis, the compensation of New York Community Bancorp, Inc.’s Named Executive Officers were as follows:

Shares Voted For	Shares Voted Against	Abstentions

108,267,562	217,868,014	2,768,825

There were 115,068,180 broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2018	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
First Senior Vice President and Director, Investor Relations and Strategic Planning